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                                                                     EXHIBIT 1.1


                             UNDERWRITING AGREEMENT

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                                1,000,000 Shares
             (plus 150,000 Shares to cover over-allotments, if any)

                               TIB FINANCIAL CORP.
                     COMMON STOCK, PAR VALUE $0.10 PER SHARE

                             UNDERWRITING AGREEMENT

                                                                 [       ], 2004

ADVEST, INC.
One Rockefeller Plaza, 20th Floor
New York, New York 10020

Ladies and Gentlemen:

         TIB Financial Corp., a Florida corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to Advest, Inc. (the "Underwriter") an aggregate of 1,000,000 shares (the "Firm Shares") of the Company's common stock, par value $0.10 per share (the "Common Stock").

         In addition, in order to cover over-allotments in the sale of the Firm Shares, the Underwriter may, at its election and subject to the terms and conditions stated herein, purchase up to 150,000 additional shares of Common Stock from the Company (such additional shares of Common Stock, the "Option Shares"). The Firm Shares and the Option Shares are referred to collectively as the "Shares".

         The Company and the Underwriter, intending to be legally bound, hereby confirm their agreement as follows:

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter that:

         (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act") in connection with the offering contemplated by this Agreement. A registration statement on Form S-3 (File No. 333-_______) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act, and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has become effective under the Securities Act and information has been omitted therefrom in accordance with Rule 430A under the Securities Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Securities Act and as have been provided to and approved by the Underwriter, or (ii) if such registration statement, as it may have been amended, has not become effective under the Securities Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Underwriter prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means (i) such registration statement, as amended at the time when it was or is declared effective, including (A) all financial statements, schedules and exhibits thereto, (B) all documents (or portions thereof) incorporated by reference therein, and (C) any information omitted therefrom pursuant to Rule 430A under the Securities Act and included in the Prospectus (as

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hereinafter defined) and (ii) any registration statement, if any, filed pursuant to Rule 462(b) of the Securities Act and any documents incorporated therein by reference; the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective), including all documents (or portions thereof) incorporated by reference therein; and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Securities Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement, in either case, including all documents (or portions thereof) incorporated by reference therein, if any.
As used herein, any reference to any statement or information as being "made", "included", "contained", "disclosed" or "set forth" in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or the Registration Statement or any amendment thereto (or other similar references) shall refer both to information and statements actually appearing in such document as well as information and statements incorporated by reference therein.

         (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened, by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof, including any registration statement, if any, filed pursuant to Rule 462(b) of the Securities Act, whether effective or to hereafter become effective, has been issued and no proceeding for that purpose has been instituted or threatened or, to the knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

         (c) When any Preliminary Prospectus was filed with the Commission it contained all material statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder. Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder. When the Registration Statement or any amendment thereto was or is declared effective, and at all times subsequent thereto up to the Closing Date or any Option Closing Date (as defined below), it (i) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and (ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), and at all times subsequent thereto up to the Closing Date and any Option Closing Date, the Prospectus, as amended or supplemented at any such time, (i) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and (ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (c) do not apply to statements or omissions made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein. It is understood that the statements set forth in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in the [o, o and o] paragraph[s] under the section entitled "Underwriting" constitute

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the only written information furnished to the Company by or on behalf of the
Underwriter specifically for use in the Registration Statement or any amendment thereto or the Prospectus and any amendment or supplement thereto, as the case may be.

         (d) The documents which are incorporated by reference in the Registration Statement or any Preliminary Prospectus or the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be (or, if any amendment with respect to any such documents was filed or became effective, when such amendment was filed or became effective), complied in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make to the statements therein not misleading.

         (e) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its direct or indirect subsidiaries is a party or to which any of the properties of the Company or any subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any relationships, transactions, statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

         (f) Each of the Company and its direct and indirect subsidiaries has been duly incorporated or organized, is validly existing as a corporation or banking association in good standing under the laws of its jurisdiction of incorporation or organization and has full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The Company is duly registered under the Bank Holding Company Act of 1956, as amended. The Company has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. No proceeding has been instituted in any jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority.

         (g) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company, including the Shares to be sold by the Company pursuant hereto when delivered against payment therefor as contemplated hereby, have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions of the Common Stock contained in the Prospectus, and the holders thereof will not be subject to personal liability solely by reason of being such holders. None of the issued shares of capital stock of the Company or any of its direct or indirect subsidiaries has been issued or is owned or held in violation of any statutory or other preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its direct or indirect subsidiaries) has any statutory or other preemptive or other rights to subscribe for any of the Shares. None of the capital stock of the Company or any of its direct or indirect subsidiaries has been issued in violation of applicable federal or state securities laws. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the Florida Business Corporation Act and the requirements of the Nasdaq National Market System.

         (h) All of the issued shares of capital stock of each of the Company's direct and indirect subsidiaries, specifically TIB Bank of the Keys (the "Bank"), have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company or one of its subsidiaries, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting agreements, proxies, voting trusts, equities or claims of any nature whatsoever (collectively, "Encumbrances"), including, without limitation, any Encumbrance arising or


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resulting from any indenture, mortgage, deed of trust, loan agreement, lease or other agreement of or entered into by the Company or the Bank. Other than the outstanding capital stock of the Bank and the equity securities held in the investment portfolios of the Company and such subsidiaries (the composition of which is not materially different from the disclosures in the Prospectus as of specific dates), the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

         (i) Except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of its direct or indirect subsidiaries convertible into or exchangeable for any capital stock of the Company or any of its direct or indirect subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company or any of its direct or indirect subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any of its direct or indirect subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

         (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of its direct or indirect subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company or its direct or indirect subsidiaries, (ii) neither the Company nor any of its direct or indirect subsidiaries has purchased any of its outstanding capital stock, declared, paid or otherwise made any dividend or distribution of any kind on its capital stock or has been delinquent in the payment of principal or interest on any outstanding debt obligations, (iii) there has not been any change in the capital stock, long-term debt or short-term debt of the Company or any of its direct or indirect subsidiaries and (iv) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company or its direct or indirect subsidiaries, in each case other than as disclosed in or contemplated by the Prospectus.

         (k) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or, requiring the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or requiring the registration of any securities pursuant to any other registration statement filed by the Company under the Securities Act. Neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any shares of Common Stock or any other capital stock of the Company, except such that have been satisfied or waived.

         (l) Neither the Company nor any of its direct or indirect subsidiaries is, or with the giving of notice or passage of time or both would be, in violation of its Articles of Incorporation or By-Laws (or comparable charter documents) or in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its direct or indirect subsidiaries is a party or to which any of their respective properties or assets are subject.

         (m) The Company and its direct and indirect subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as would not have a material adverse effect on the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company and its subsidiaries taken as a whole and do not interfere with the use made or

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proposed to be made of such property by the Company or its direct or indirect subsidiaries; and any real property and buildings held under lease by the Company or any of its direct or indirect subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or any direct or indirect subsidiary.

         (n) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Securities Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and of the Common Stock under the Exchange Act and such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriter.

         (o) Other than as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation (including without limitation, any bank or bank holding company regulatory proceeding) pending or, to the knowledge of the Company, threatened in which the Company or any of its direct or indirect subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any of its direct or indirect subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company and its subsidiaries taken as a whole. Neither the Company nor any direct or indirect subsidiary is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company and its subsidiaries taken as a whole, and neither the Company nor any direct or indirect subsidiary is required to take any action in order to avoid any such violation or default.

         (p) Crowe, Chizek and Company, LLC, which has certified certain financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and are registered and in good standing with the Public Company Accounting Oversight Board.

         (q) The consolidated financial statements and schedules (including the related notes) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and/or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company and its subsidiaries, on a consolidated basis, at the dates and for the periods presented. The selected financial data and operating and statistical information set forth under the captions "Prospectus Summary", "Summary Consolidated Financial Data", "Capitalization", "Use of Proceeds", "Selected Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operation" and "Business" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein, and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The supporting notes and schedules included in the Registration Statement, the Prospectus and/or any Preliminary Prospectus fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The unaudited interim consolidated financial statements included or incorporated by reference in the Registration Statement comply as to form in all


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material respects with the applicable accounting requirements of Regulation S-X under the Securities Act.

         (r) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due execution by the Underwriter, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

         (s) The sale of the Shares and the performance of this Agreement and the consummation of the transactions herein contemplated will not (with or without the giving of notice or the passage of time or both) (i) conflict with or violate any term or provision of the Articles of Incorporation or By-Laws or comparable charter documents of the Company or any of its direct or indirect subsidiaries, in each case as amended to date, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its direct or indirect subsidiaries is a party or to which any of their respective properties or assets is subject,
(iii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its direct or indirect subsidiaries or any of their respective properties or assets or (iv) result in a breach, termination or lapse of the corporate power and authority of the Company or any of its direct or indirect subsidiaries to own or lease and operate their respective assets and properties and conduct their respective business as described in the Prospectus.

         (t) The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Securities Act.

         (u) Neither the Company nor any of its officers, directors or affiliates has (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement, (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         (v) The operations of the Company and its direct and indirect subsidiaries with respect to any real property currently leased or owned or by any means controlled by the Company or any direct or indirect subsidiary (the "Real Property") are in compliance in all material respects with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws"), and the Company and its direct and indirect subsidiaries have not violated any Laws in a way which would have a material adverse effect on the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, there is no pending or, to the knowledge of the Company, threatened material claim, litigation or administrative agency proceeding, nor has the Company or any direct or indirect subsidiary received any written or oral notice from any governmental entity or third party, that:
(i) alleges a violation of any Laws by the Company or any direct or indirect subsidiary or (ii) alleges the Company or any direct or indirect subsidiary is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. ss. 9601 et seq. or any state superfund law.


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         (w)      The Company and each of its direct and indirect subsidiaries owns or possesses adequate rights to use all patents, patent applications, trademarks, trademark registrations, trade names, servicemark registrations, copyrights and licenses necessary for the conduct of the business of the Company and its direct and indirect subsidiaries or ownership of their respective properties, and neither the Company nor its direct or indirect subsidiaries has received notice of conflict with the asserted rights of others in respect thereof which has not been resolved.

         (x) Each of the Company and its direct and indirect subsidiaries makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (iii) access to the assets of the Company and each of its direct and indirect subsidiaries is permitted only in accordance with management's authorization and (iv) the recorded accountability for assets of the Company and each of its direct and indirect subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (y) The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002. The Company has established and maintains disclosure controls and procedures as required by Rule 13a-15 under the Exchange Act. As of the end of each period covered by an annual or quarterly report filed with the Commission since the effective date of the Sarbanes-Oxley Act of 2002, the Company has conducted an evaluation under the supervision and with the participation of its management, including the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of its disclosure controls and procedures, and the Company's Chief Executive Officer and Chief Financial Officer have concluded that its disclosure controls and procedures are effective to ensure that information required to be disclosed in such reports is recorded, processed, summarized and reported, within the periods specified in, and in accordance with the requirements of, the SEC's rules, regulations and forms. Based on such evaluations, (i) there were no significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (ii) there was no fraud, whether or not material, that involved management or other employees of the Company or any of its subsidiaries who have a significant role in the Company's internal control over financial reporting.

         (z) The Company and its direct and indirect subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed by them and have paid all taxes shown as due on such returns, as well as all other taxes, assessments and governmental charges that are due and payable; and no material deficiency with respect to any such return has been assessed or proposed.

         (aa) Except for such plans that are expressly disclosed in the Prospectus, the Company and its direct and indirect subsidiaries do not maintain, contribute to or have any material liability with respect to any employee benefit plan, profit sharing plan, employee pension benefit plan, employee welfare benefit plan, equity-based plan or deferred compensation plan or arrangement ("Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA"). All Plans are in compliance in all material respects with all applicable laws, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), and have been operated and administered in all material respects in accordance with their terms. No Plan is a defined benefit plan or multi-employer plan. The Company does not provide retiree life and/or retiree health benefits or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by Section 4980B of the Code or under a Plan which is intended to be "qualified" under Section 401(a) of the Code. No material liability has been, or could reasonably be expected to be, incurred under Title IV of ERISA or Section 412 of the Code by any

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entity required to be aggregated with the Company or any of its direct or indirect subsidiaries pursuant to Section 4001(b) of ERISA and/or Section 414(b) or (c) of the Code (and the regulations promulgated thereunder) with respect to any "employee pension benefit plan" which is not a Plan. As used in this subsection, the terms "defined benefit plan", "employee benefit plan", "employee pension benefit plan", "employee welfare benefit plan" and "multi-employer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         (bb) No material labor dispute exists with the Company's or any direct or indirect subsidiary's employees, and no such labor dispute is threatened. The Company has no knowledge of any existing or threatened labor disturbance by the employees of any of its principal agents, suppliers, contractors or customers that would have a material adverse effect on the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company and its subsidiaries taken as a whole.

         (cc) The Company and its direct and indirect subsidiaries have received all permits, licenses, authorizations, registrations, qualifications and approvals (collectively, "Permits") of governmental or regulatory authorities (including, without limitation, all state and federal bank and bank holding company regulatory authorities) as may be required of them to own their respective properties and conduct their respective businesses in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; and the Company and its direct and indirect subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits, and no event has occurred which allows or, after notice or lapse of time or both, would allow revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such Permits contain no restrictions that materially affect the ability of the Company or its direct or indirect subsidiaries to conduct their businesses, and no state or federal bank or bank holding company regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends to the Company by any of its direct or indirect subsidiaries.

         (dd) The Company and each of its direct and indirect subsidiaries has filed, or has had filed on its behalf, on a timely basis, all materials, reports, documents and information, including but not limited to annual reports, call reports and reports of examination with each applicable bank and bank holding company regulatory authority, board or agency, which are required to be filed by it, except where the failure to have timely filed such materials, reports, documents and information would not have a material adverse effect on the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company and its subsidiaries taken as a whole.

         (ee) Neither the Company nor any of its direct or indirect subsidiaries is an "investment company" or a company "controlled" by an investment company as such terms are defined in Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, if the Company or any of its direct or indirect subsidiaries conducts its business as set forth in the Registration Statement and the Prospectus, will not become an "investment company" and will not be required to register under the Investment Company Act.

         (ff) The Bank is a member in good standing of the Federal Home Loan Bank System and its deposits are insured by the Federal Deposit Insurance Corporation up to the legal limits.

         (gg) The Company and each direct and indirect subsidiary have in place and effective such policies of insurance, with limits of liability in such amounts, as are normal and prudent in the ordinary scope of business similar to that of the Company and such subsidiary in the respective jurisdiction in which they conduct business.

         (hh) All documents delivered or to be delivered by the Company or any of its representatives in connection with the issuance and sale of the Shares were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, true, complete and correct in all material respects; further, neither this Agreement nor any certificate, statement or other document delivered or to be delivered by the Company or any of its subsidiaries contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Any certificate signed by any director or officer of the Company or any of its subsidiaries, as the case may be, and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty of the Company to the Underwriter as to the matters covered thereby.

         Any certificate delivered by the Company or any of its subsidiaries, as the case may be, to counsel for the Company for purposes of enabling such counsel to render an opinion pursuant to Section 7 will also be furnished to the Underwriter and counsel for the Underwriter and shall be deemed to be additional representations and warranties to the Underwriter by the Company as to the matters covered thereby.

         2.       Purchase and Sale of Shares.

         (a) Subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of [ ] Dollars ($[ ]) per share (the "Per Share Price"), the Firm Shares.

         (b) The Company hereby grants to the Underwriter the right to purchase at its election in whole or in part up to 150,000 Option Shares, at the Per Share Price, for the sole purpose of covering over-allotments in the sale of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within thirty (30) days after the date of this Agreement, upon notice by the Underwriter to the Company which sets forth the aggregate number of Option Shares as to which the Underwriter is exercising the option, as well as the date, time and place on which such Option Shares are to be delivered. Such time of delivery may not be earlier than the Closing Date and herein is called the "Option Closing Date". The Option Closing Date shall be determined by the Underwriter, but if at any time other than the Closing Date, shall not be earlier than two nor later than ten full business days after delivery of such notice to exercise. In the event the Underwriter elects to purchase all or a portion of the Option Shares, the Company agrees to furnish or cause to be furnished to the Underwriter the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 7 hereof at the Option Closing Date.

         (c) The Underwriter shall be under no obligation to purchase any Option Shares prior to an exercise of the option with respect to such Shares granted pursuant to Section 2(b) hereof.

         3. Offering by the Underwriter. The Underwriter proposes to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

         4. Delivery of Shares; Closing. Certificates in definitive form for the Shares to be purchased by the Underwriter hereunder, and in such denominations and registered in such names as the Underwriter may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Underwriter, against payment of the purchase price therefor by wire transfer of immediately available funds to such account as the Company shall designate in writing. The closing of the sale and purchase of the Shares shall be held at the offices of Malizia Spidi & Fisch, PC, 1100 New York Avenue, N.W., Suite 340 West, Washington, DC 20005. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 9:00 a.m., Washington, DC time, on the third (3rd) full business day after this Agreement is executed or at such other time and date as the Underwriter and the Company may agree upon in writing. Such time and date for the delivery of the Firm Shares is herein called the "Closing Date". The Company will make certificates available with respect to the Shares for checking and packaging at least 24 hours prior to the Closing Date and any Option Closing Date at the offices of Malizia Spidi & Fisch, PC, 1100 New York Avenue, N.W., Suite 340 West, Washington, DC 20005 or at such other location specified by the Underwriter in writing at least 48 hours prior to the Closing Date or Option Closing Date, as the case may be.

         5. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

         (a) The Company will use its best efforts to cause the Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective. If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Underwriter, subparagraph (4)) of Rule 424(b) within the time period required under Rule 424(b) under the Securities Act. The Company will advise the Underwriter promptly of any such filing pursuant to Rule 424(b).

         (b) The Company will not file with the Commission the Prospectus or the amendment referred to in Section 1(a) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless the Underwriter has received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the reasonable request of the Underwriter or counsel for the Underwriter, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriter and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act. The Company will advise the Underwriter, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Underwriter of each such filing or effectiveness.

         (c) The Company will advise the Underwriter promptly after receiving notice or obtaining knowledge of (i) when any post-effective amendment to the Registration Statement is filed with the Commission, (ii) the receipt of any comments from the Commission concerning the Registration Statement, (iii) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (v) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose or (vi) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if any such stop order or suspension is issued, to obtain the withdrawal thereof as promptly as possible.

         (d) If the delivery of a prospectus relating to the Shares is required under the Securities Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus, the Company will promptly notify the Underwriter and upon its request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to the Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as the Underwriter may from time to time reasonably request.

         (e) The Company will promptly from time to time take or cause to be taken in cooperation with the Underwriter and counsel to the Underwriter all actions required in qualifying or registering the Shares for sale under the blue sky laws of such jurisdictions as the Underwriter may reasonably designate, provided the Company shall not be required to qualify generally as a foreign corporation or as a dealer in securities or to consent generally to the service of process under the law of any such state (except with respect to the offering and sale of the Shares), and will continue such qualifications or registrations in effect so long as reasonably requested by the Underwriter to effect the distribution of the Shares (including, without limitation, compliance with all undertakings given pursuant to such qualifications or registrations). In each jurisdiction where any of the Shares shall have been qualified as provided above, the Company will file such reports and statements as may be required to continue such qualification for a period of not less than one (1) year from the date of this Agreement.

         (f) Upon request, the Company will promptly provide the Underwriter, without charge, (i) two manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including all exhibits and all documents or information incorporated by reference therein and (ii) so long as a prospectus relating to the Shares is required to be delivered under the Securities Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request.

         (g) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder. "Availability Date" means the forty-fifth (45th) day after the end of the fourth fiscal quarter following the fiscal quarter in which the Registration Statement went effective, except that if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the ninetieth (90th) day after the end of such fourth fiscal quarter.

         (h) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, and will cause its officers and directors and those of its direct and indirect subsidiaries not to, without the prior written consent of the Underwriter, directly or indirectly (i) offer, sell, contract to sell or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, the economic consequences of ownership of shares of Common Stock whether any such swap or other agreement is to be settled by delivery of shares of Common Stock, other securities, cash or otherwise; except for the sale of the Shares hereunder, except for the issuance of Common Stock upon the exercise of stock options or warrants or the conversion of convertible securities outstanding on the date of this Agreement or to the extent that such stock options, warrants and convertible securities are disclosed in the

Prospectus and except for the grant to employees of stock options to purchase Common Stock which are not exercisable within such 180 days.

         (i) The Company will furnish to its security holders annual reports containing financial statements audited by independent public accountants. During the period ending three (3) years after the effective date of the Registration Statement, (i) as soon as practicable after the end of the fiscal year, the Company will furnish to the Underwriter, without charge, two copies of the annual report of the Company containing the audited consolidated balance sheet of the Company as of the close of such fiscal year and corresponding audited consolidated statements of earnings, stockholders' equity and cash flows for the year then ended, and (ii) the Company will file promptly and will make available to the Underwriter concurrently with the filing thereof copies of all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act. During such three-year period, the Company will also make available or furnish, as applicable, to the Underwriter one copy of the following:

                  (i) as soon as practicable after the filing thereof, each other report, statement or other document filed by the Company with the Commission;

                  (ii) as soon as practicable after the filing thereof, all reports, statements, other documents and financial statements furnished by the Company to Nasdaq pursuant to requirements of or agreements with Nasdaq;

                  (iii) as soon as available, each report, statement or other document of the Company mailed to its stockholders.

         (j) Neither the Company nor any of its officers, directors or affiliates shall, at any time, directly or indirectly, (i) take any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation, under the Securities Act or otherwise, of the price of the shares of Common Stock or (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares.

         (k) In case of any event, at any time within the period during which a prospectus is required to be delivered under the Securities Act, as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Securities Act or any applicable securities or blue sky laws, the Company promptly will prepare and file with the Commission, and any applicable state securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the several Underwriters such number of copies of such amendment(s), supplement(s) or document(s) as the Underwriter may reasonably request. For purposes of this subsection (k), the Company will provide such information to the Underwriter, the Underwriter's counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or file any document, and shall furnish to the Underwriter and the Underwriter's counsel such further information as each may from time to time reasonably request.

         (l) The Company will use its best efforts to obtain, and thereafter maintain, the qualification or listing of the shares of Common Stock (including, without limitation, the Shares) on the Nasdaq National Market System.

         (m) At the request of the Underwriter, the Company shall file a Rule 462(b) registration statement with the Commission in compliance with Rule 462(b) of the Securities Act and the Company shall sell any and all such shares registered thereunder to the Underwriter at the Per Share Price and otherwise in accordance with the terms of this Agreement.

         (n) Except as contemplated by the Prospectus, the Company and its subsidiaries will not, prior to the Option Closing Date or thirty (30) days after the date of this Agreement, whichever occurs first, without the prior consent of the Underwriter, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, or any transaction with a related party which is required to be disclosed in the Prospectus.

         (o) The Company will use its best efforts to satisfy or cause to be satisfied the conditions to the obligations of the Underwriter in Section 7 hereof.

         6.       Expenses and Fees.

         (a) The Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 9 hereof, including, without limitation, all costs and expenses incident to (i) the printing of and mailing expenses associated with the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto, this Agreement, the Dealer Agreement and related documents (collectively, the "Underwriting Documents") and the preliminary blue sky memorandum relating to the offering prepared by Malizia Spidi & Fisch, PC, counsel to the Underwriter (collectively with any supplement thereto, the "Preliminary Blue Sky Memorandum"); (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, the Underwriting Documents and the Preliminary Blue Sky Memorandum; (iii) the delivery of copies of the foregoing documents to the Underwriter; (iv) the filing fees of the Commission and the NASD relating to the Shares; (v) the preparation, issuance and delivery to the Underwriter of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (vi) all transfer taxes, if any; (vii) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriter (and local counsel therefor) relating thereto;
(viii) any listing of the Shares on the Nasdaq National Market System; (ix) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares; and (x) all other costs and expenses reasonably incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section 6.

         (b) The Underwriter will pay its own expenses, including the fees of their counsel (except as provided in Section 6(a)(vii) hereof), public advertisement of the offering and their own marketing and due diligence expenses.

         7. Conditions of the Underwriter's Obligations. The obligations of the Underwriter hereunder to purchase and pay for the Shares shall be subject to the accuracy of the representations and warranties of the Company set forth herein as of the Closing Date and any Option Closing Date, as the case may be, to the accuracy of the statements of the Company's directors and officers, to the performance by the Company of its obligations hereunder and to the following additional conditions, except to the extent expressly waived in writing by the
Underwriter:

         (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 11:00 a.m., Washington, DC time, on the date of this Agreement or such later date and/or time as shall have been consented to by the Underwriter in writing. If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Underwriter, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriter's satisfaction.

         (b) The Underwriter shall have received a copy of an executed lock-up agreement from the Company and each of the Company's and its direct and indirect subsidiaries' executive officers and directors and certain shareholders of Common Stock, in the form attached hereto as Exhibit A.

         (c) The Underwriter shall have received an opinion, dated as of the Closing Date and any Option Closing Date, of Smith MacKinnon, P.A., special counsel for the Company, in form and substance satisfactory to the Underwriter and its counsel, to the effect that:

                  (i) Each of the Company and its direct and indirect subsidiaries has been duly incorporated or organized, is validly existing as a corporation or banking association in good standing under the laws of its jurisdiction of incorporation or organization and has full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The Company is duly registered under the Bank Holding Company Act of 1956, as amended. The Company has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. No proceeding has been instituted in any jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority.

                  (ii) All of the issued shares of capital stock of the Company, including the Shares to be sold by the Company pursuant hereto when delivered against payment therefor as contemplated hereby, have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions of the Common Stock contained in the Prospectus, and the holders thereof will not be subject to personal liability solely by reason of being such holders. None of the issued shares of capital stock of the Company or any of its direct or indirect subsidiaries has been issued or is owned or held in violation of any statutory or other preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its direct or indirect subsidiaries) has any statutory or other preemptive or other rights to subscribe for any of the Shares. None of the capital stock of the Company has been issued in violation of applicable federal or state securities laws. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the Florida Business Corporation Act and the requirements of the Nasdaq National Market System.

                  (iii) All of the issued shares of capital stock of each of the Company's direct and indirect subsidiaries, specifically the Bank, have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company or one of its subsidiaries, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting agreements, proxies, voting trusts, equities or claims of any nature whatsoever (collectively, "Encumbrances"), including, without limitation, any Encumbrance arising or resulting from any indenture, mortgage, deed of trust, loan agreement, lease or other agreement of or entered into by the Company or the Bank. Other than the outstanding capital stock of the Bank and the equity securities held in the investment portfolios of the Company and such subsidiaries (the composition of which is not materially different from the disclosures in the Prospectus as of specific dates), the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

                  (iv) Except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of its direct or indirect subsidiaries convertible into or exchangeable for any capital stock of the Company or any of its direct or indirect subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company or any of its direct or indirect subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any of its direct or indirect subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (v) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or requiring the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or requiring the registration of any securities pursuant to any other registration statement filed by the Company under the Securities Act. Neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any shares of Common Stock or any other capital stock of the Company, except such that have been satisfied or waived.

                  (vi) The sale of the Shares and the performance of this Agreement and the consummation of the transactions herein contemplated will not (with or without the giving of notice or the passage of time or both) (i) conflict with or violate any term or provision of the Articles of Incorporation or By-Laws or comparable charter documents of the Company or any of its direct or indirect subsidiaries, in each case as amended to date, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its direct or indirect subsidiaries is a party or to which any of their respective properties or assets is subject, (iii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its direct or indirect subsidiaries or any of their respective properties or assets or (iv) result in a breach, termination or lapse of the corporate power and authority of the Company or any of its direct or indirect subsidiaries to own or lease and operate their respective assets and properties and conduct their respective business as described in the Prospectus.

                  (vii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Securities Act and of the Common Stock under the Exchange Act and such as may be required by the NASD or under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriter.

                  (viii) To such counsel's knowledge and other than as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation (including without limitation, any bank or bank holding company regulatory proceeding) pending or threatened in which the Company or any of its direct or indirect subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any of its direct or indirect subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company and its subsidiaries taken as a whole. Neither the Company nor any direct or indirect subsidiary is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, prospects, assets, properties, results of operations or net worth of the Company and its subsidiaries taken as a whole, and neither the Company nor any direct or indirect subsidiary is required to take any action in order to avoid any such violation or default.

                  (ix) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due execution by the Underwriter, constitutes the valid and binding agreement of the Company, enforceable against the Company, in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                  (x) Neither the Company nor any of its direct or indirect subsidiaries is, or with the giving of notice or passage of time or both would be, in violation of its Articles of Incorporation or By-Laws (or comparable charter documents).

                  (xi) The Bank is a member in good standing of the Federal Home Loan Bank System and its deposits are insured by the Federal Deposit Insurance Corporation up to the legal limits.

                  (xii) Neither the Company nor any of its direct or indirect subsidiaries is an "investment company" or a company "controlled" by an investment company as such terms are defined in Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act, and, if the Company or any of its direct or indirect subsidiaries conducts its business as set forth in the Registration Statement and the Prospectus, will not become an "investment company" and will not be required to register under the Investment Company Act.

                  (xiii) The Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements, the notes and schedules thereto and other financial data included therein, to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the respective rules and regulations thereunder.

                  (xiv) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or, to such counsel's knowledge, threatened by the Commission.

         Such counsel shall also state that they have participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Underwriter and counsel to the Underwriter at which the contents of the Registration Statement, the Prospectus and related matters were discussed and nothing has come to such counsel's attention to lead them to believe that the Registration Statement, or any further amendment thereto made prior to the Closing Date or Option Closing Date, as applicable, on its effective date and as of the Closing Date or Option Closing Date, as applicable, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to the Closing Date or Option Closing Date, as applicable, as of its issue date and as of Closing Date or Option Closing Date, as applicable, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements, the notes and schedules thereto and other financial data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of officers of the Company, public officials and letters from officials of the NASD. Copies of such certificates of officers of the Company and other opinions shall be addressed and furnished to the Underwriter and furnished to counsel for the Underwriter.

         (d) Malizia Spidi & Fisch, PC, counsel for the Underwriter, shall have furnished to the Underwriter such opinion or opinions, dated as of the Closing Date and any Option Closing Date, with respect to such matters as the Underwriter may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (e) The Underwriter shall have received from Crowe, Chizek and Company LLC, independent public accountants, in form and substance satisfactory to the Underwriter, letters dated as of the date hereof, the Closing Date and any Option Closing Date, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Underwriter with respect to the financial statements and certain financial information contained in the Registration Statement and Prospectus; provided that the letter dated as of the date of delivery of the Firm Shares shall use a "cut-off date" not earlier than the date hereof.

         (f) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor any of its direct or indirect subsidiaries shall have sustained any material adverse change, or any development involving a prospective material adverse change (including, without limitation, a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company or its direct or indirect subsidiaries, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, in the Underwriter's reasonable judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at the Closing Date or any Option Closing Date as contemplated by the Registration Statement, as amended as of the date hereof.

         (g) Subsequent to the date hereof, there shall not have occurred any of the following:

                  (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, The Nasdaq National Market and/or the American Stock Exchange or any setting of minimum or maximum prices for trading on such exchange;

                  (ii) any suspension of or limitation in trading in the Common Stock of the Company by the Commission or The Nasdaq National Market;

                  (iii) a general moratorium on commercial banking activities declared by either Federal, New York or Florida authorities;

                  (iv) any material adverse change, or any development involving a prospective material adverse change, in the ability of the Company or any of its direct or indirect subsidiaries to conduct their respective businesses (whether by reason of any court, legislative, other governmental action, order, decree or otherwise), or in the general affairs, condition (financial or otherwise), business, prospects, properties, management, financial position or earnings, results of operations or net worth of the Company or any of its direct or indirect subsidiaries, whether or not arising from transactions in the ordinary course of business; or

                  (v) a loss material or substantial to the Company or any of its direct or indirect subsidiaries by reason of labor dispute, strike, flood, fire, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act, whether or not such loss shall have been insured, or from any court or governmental action, order or decree, or any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions or the United States or any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity, crisis or emergency if the effect of any such event specified in this clause (v) is in the reasonable opinion of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

         (h) The Company shall have furnished to the Underwriter on the Closing Date and the Option Closing Date, a certificate, satisfactory to the Underwriter, signed by the chief executive officer or an executive vice president and the chief financial officer of the Company, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that the signers of such certificate have carefully examined the Registration Statement and this Agreement and that:

                  (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date and the Option Closing Date, as the case may be, with the same effect as if made on the Closing Date or the Option Closing Date, as the case may be, and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be;

                  (ii) The Commission has not issued an order preventing or suspending the use of the Prospectus or any Preliminary Prospectus or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and, to the knowledge of the respective signatories, no proceeding for that purpose has been instituted or is pending or contemplated under the Securities Act;

                  (iii) Each of the respective signatories of the certificate has carefully examined the Registration Statement, the Prospectus and any amendments or supplements thereto, and such documents contain all material statements and information required to be made therein, and neither the Registration Statement nor any amendment nor supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, since the date on which the Registration Statement was initially filed, no event has occurred that was required to be set forth in an amended or supplemented prospectus or in an amendment to the Registration Statement that has not been so set forth; provided, however, that no representation need be made as to information contained in or omitted from the Registration Statement or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter; and

                  (iv) Since the date on which the Registration Statement was initially filed with the Commission, there has not been any material adverse change or a development involving a prospective material adverse change in the business, properties, financial condition, or earnings of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as disclosed in the Registration Statement as heretofore amended or (but only if the Representatives expressly consent thereto in writing) as disclosed in an amendment or supplement thereto filed with the Commission and delivered to the Underwriter after the execution of this Agreement; since such date and except as so disclosed or in the ordinary course of business, neither the Company nor any of its direct or indirect subsidiaries has incurred any liability or obligation, direct or indirect, or entered into any transaction that is material to the Company or such direct or indirect subsidiaries, as the case may be, not contemplated in the Prospectus; since such date and except as so disclosed there has not been any change in the outstanding capital stock of the Company, or any change that is material to the Company and its subsidiaries taken as a whole in the short-term debt or long-term debt of the Company or any of its subsidiaries; since such date and except as so disclosed, neither the Company nor any of its subsidiaries have incurred any material contingent obligations, and no material litigation is pending or threatened against the Company or any of its subsidiaries; and, since such date and except as so disclosed, neither the Company nor any of its subsidiaries have sustained any material loss or interference from any strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order, or decree.

         (i) The representations and warranties of the Company in this Agreement and in the certificates delivered by the Company pursuant to this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date and the Option Closing Date, as if made at such time, and the Company shall have performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by the Company on or before the Closing Date or Option Closing Date, as the case may be.

         (j) The Shares shall have been registered for sale, or subject to an available exemption from such registration, under the blue sky laws of such jurisdictions as shall have been reasonably specified by the Underwriter.

         (k) The Shares shall have been approved for quotation in the Nasdaq National Market System.

         (l) Prior to the Closing Date and any Option Closing Date, the Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request in connection with the offering of the Shares.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company at any time without liability on the part of the Underwriter or the Company, except for expenses to be paid by the Company pursuant to Section 6 hereof or reimbursed by the Company pursuant to
Section 9 and except to the extent provided in Section 8.

         8.       Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages, liabilities or expenses, as incurred, to which the Underwriter may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company in Section 1 of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in
(A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein (which information is solely as set forth in Section 1(c) hereof). The Company will not, without the prior written consent of the Underwriter, which shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not the Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

         (b) The Underwriter agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein (which information is solely as set forth in Section 1(c) hereof); and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection
(a) or (b). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. Nothing in this Section 8(c) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by it, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this subsection (d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this subsection (d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent shall not be unreasonably withheld).

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and employee of the Underwriter and to each person, if any, who controls the Underwriter within the meaning of the Securities Act or the Exchange Act; and the obligations of the

Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         9. Termination. This Agreement may be terminated in the sole discretion of the Underwriter by notice to the Company given prior to the Closing Date, and the option from the Company referred to in Section 2, if exercised, may be canceled by the Underwriter at any time prior to the Option Closing Date, in the event that (a) any condition to the obligations of the Underwriter set forth in Section 7 hereof has not been satisfied or (b) the Company shall have failed, refused or been unable to deliver Certificates in definitive form for the Shares or the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, or Option Closing Date, as the case may be, in either case other than by reason of a default by the Underwriter. If this Agreement is terminated pursuant to this
Section 9, the Company will reimburse the Underwriter upon demand for all reasonable out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. Any termination pursuant to this Section 9 shall be without liability on the part of the Underwriter to the Company or on the part of the Company to any Underwriter (except for expenses to be paid by the Company pursuant to Section 6 hereof or reimbursed by the Company pursuant to this
Section 9 and except as to indemnification and contribution to the extent provided in Section 8 hereof).

         10. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, its directors and officers and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person referred to in Section 8(e) or the Company, or any officer or director or controlling person of the Company referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         11. Notices. All communications hereunder shall be in writing and, if sent to the Underwriter, shall be sufficient in all respects if mailed, delivered or telegraphed and confirmed in writing to Advest, Inc., One Rockefeller Plaza, 20th Floor, New York, New York 10020, Attention: Michael T. Mayes (with a copy to Malizia Spidi & Fisch, PC, 1100 New York Avenue, NW, Suite 340 West, Washington, D.C. 20005, Attention: John J. Spidi, Esq.); if to the Company, shall be sufficient in all respects if mailed, delivered or telegraphed and confirmed in writing to TIB Financial Corp., 99451 Overseas Highway, Key Largo, Florida 33037, Attention: Edward V. Lett (with a copy to Smith MacKinnon, PA, 255 South Orange Avenue, Orlando, Florida 32801, Attention: John P. Greeley, Esq.).

         12. Binding Effect. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers, directors and employees and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         13. Partial Unenforceability. If any section, subsection, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, subsection, clause or provision hereof.

         14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         15. Entire Agreement. This Agreement embodies the entire agreement among the parties hereto with respect to the transactions contemplated herein, and other than the Letter of Intent between the Company and the Underwriter, there have not been and are no agreements among the parties with respect to such transactions other than as set forth or provided for herein.

         16. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and this letter will constitute a binding agreement between the Underwriter and the Company.

                                              Very truly yours,

                                              TIB FINANCIAL CORP.



                                              By:
                                                   --------------------
                                                   Name:
                                                   Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first written above at New York, New York.

ADVEST, INC.



 By:
      -------------------------
      Name:
      Title:

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

                               TIB FINANCIAL CORP.

                                LOCK-UP AGREEMENT

                                  _______, 2004



Advest, Inc.
One Rockefeller Plaza, 20th Floor
New York, New York 10020

Ladies and Gentlemen:

         The undersigned understands that you, Advest, Inc. (the "Underwriter"), propose to enter into an underwriting agreement (the "Underwriting Agreement") with TIB Financial Corp. (the "Company") providing for the public offering (the "Public Offering") by the Underwriter of common stock of the Company (the "Common Stock") pursuant to the Company's Registration Statement on Form S-3 (the "Registration Statement").

         In consideration of the Underwriting Agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for a period of 180 days after the effective date of the Registration Statement (the "Lock-Up Period"), not to sell, offer to sell, solicit an offer to buy, contract to sell, encumber, distribute, pledge, grant any option for the sale of, or otherwise transfer or dispose of, directly or indirectly, in one or a series of transactions (collectively, a "Disposition"), any shares of Common Stock or any securities convertible or exercisable into or exchangeable for shares of Common Stock (collectively, "Securities"), now owned or hereafter acquired by the undersigned or with respect to which the undersigned has acquired or hereafter acquires the power of disposition, without the prior written consent of the Underwriter. Prior to the expiration of the Lock-Up Period, the undersigned agrees that it will not announce or disclose any intention to do anything after the expiration of such period which the undersigned is prohibited, as provided in the preceding sentence, from doing during the Lock-Up Period. In addition, for the benefit of the Company and the Underwriter, the undersigned hereby (i) waives any right it may have to cause the Company to register pursuant to the Securities Act of 1933, as amended, any shares of Common Stock now owned or hereafter acquired or received by the undersigned as a result of the Public Offering and (ii) during the Lock-Up Period, agrees not to exercise any such registration rights and further agrees that the Company shall not be obligated to register any shares in violation of the Underwriting Agreement.

         The undersigned acknowledges and agrees that the restrictions above are expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities (or the economic equivalent thereof) during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities.

         The undersigned hereby also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with the Lock-Up Agreement.

         It is understood that, if the Underwriting Agreement is not executed, or if the Underwriting Agreement shall terminate or be terminated prior to payment for and delivery of the Common Stock the subject thereof, this Lock-Up Agreement shall automatically terminate and be of no further force or effect.

         This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to its conflict of laws provisions).

                                      Very truly yours,


                                      ----------------------
                                      Name: